                                                                    EXHIBIT 99.3

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: MMT OF TENNESSEE, INC.                         CASE NO.:  97-21386-CJK
             DEBTOR                                   JUDGE:   CAROL J. KENNER

                                                                   CHAPTER 11
MONTHLY OPERATING REPORT FOR MONTH ENDING:                          5/31/98


COMES NOW, MMT OF TENNESSEE, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 5/1/98 and ending 5/31/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

                  X        Monthly Reporting Questionnaire (Attachment 1)
            ------------

                  X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            ------------

                  X        Summary of Accounts Receivable (Form OPR-3)
            ------------

                  X        Schedule of Post-Petition Liabilities (Form OPR-4)
            ------------

                  X        Income Statement (Form OPR-5)
            ------------

                  X        Statement of Sources and Uses of Cash (Form OPR-6)
            ------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:          6/26/98            DEBTOR-IN-POSSESSION
            -----------
                                  By: /s/ F. Gordon Bitter
                                     --------------------------
                                  Name & Title:F. Gordon Bitter, Vice President
                                               MMT of Tennessee, Inc.
                                               421 Currant Road
                                               Fall River, MA  02720
                                               Telephone:    508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: MMT OF TENNESSEE, INC.                         CASE NO.:  97-21386-CJK
             DEBTOR                                   JUDGE:   CAROL J. KENNER

                                                                      CHAPTER 11

                  NOTE TO THE MONTHLY OPERATING REPORT:


                  Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1

Case name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK
                                                            MONTH ENDED: 5/31/98

                                                        FILING         MONTH          MONTH         MONTH
                                                         DATE          ENDED          ENDED         ENDED
                                                        12/3/97       12/31/97       1/31/98       2/28/98
                                                   --------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash                                                      66,358      1,007,375     2,277,256     1,077,633
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                 6,494,603      6,876,561     6,001,822     6,051,677
Less:   allowance for doubtful accounts                 (150,000)      (150,000)     (150,000)     (150,000)
Accounts Receivable-Other                                291,141        156,625       207,867       693,516
Inventory, at cost                                     1,610,203      1,167,014     1,148,718     1,120,419
Prepaid expenses                                          30,357        155,838       145,218       128,915
Deposits                                                  57,500         57,500        76,925        79,120
Other:



             Restricted Cash Collateral Deposits         215,520        215,520       215,520       215,520


                                                   --------------------------------------------------------
TOTAL CURRENT ASSETS                                   8,615,682      9,486,433     9,923,326     9,216,800
                                                   --------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                61,645,241     61,716,593    61,880,581    62,238,580
Less:  Accumulated Depreciation                       (2,104,309)    (2,281,673)   (2,598,650)   (2,915,627)

                                                   --------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                     59,540,932     59,434,920    59,281,931    59,322,953
                                                   --------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                        12,508,628     12,508,628    12,508,630    12,508,629
             Less:  Accumulated Amortization          (2,344,293)    (2,509,114)   (2,665,588)   (2,822,059)

                                                   --------------------------------------------------------
TOTAL OTHER ASSETS                                    10,164,335      9,999,514     9,843,042     9,686,570
                                                   --------------------------------------------------------

TOTAL ASSETS                                          78,320,949     78,920,867    79,048,299    78,226,323
                                                   ========================================================


                                                       MONTH         MONTH          MONTH          MONTH
                                                       ENDED         ENDED          ENDED          ENDED
                                                      3/31/98       4/30/98        5/31/98
                                                  ---------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash                                                 1,212,651      1,206,564       587,898
Other negotiable instruments (i.e.  CD's,
             Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)               6,624,034      7,385,716     7,136,438
Less:   allowance for doubtful accounts               (150,000)      (150,000)     (150,000)
Accounts Receivable-Other                              692,222      1,203,183     1,096,325
Inventory, at cost                                   1,369,641      1,237,485     1,500,031
Prepaid expenses                                       107,515         97,109        71,069
Deposits                                                81,446         81,446        81,446
Other:



             Restricted Cash Collateral Deposits       215,520        215,520       215,520


                                                  ---------------------------------------------------------
TOTAL CURRENT ASSETS                                10,153,029     11,277,023    10,538,727               0
                                                  ---------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST              62,407,138     62,689,022    64,521,062
Less:  Accumulated Depreciation                     (3,240,046)    (3,557,383)   (3,899,284)

                                                  ---------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                   59,167,092     59,131,639    60,621,778               0
                                                  ---------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
             10% OF "TOTAL ASSETS")
             Intangible Assets                      12,508,629     12,508,630    12,508,629
             Less:  Accumulated Amortization        (2,978,531)    (3,135,004)   (3,291,475)

                                                  ---------------------------------------------------------
TOTAL OTHER ASSETS                                   9,530,098      9,373,626     9,217,154               0
                                                  ---------------------------------------------------------

TOTAL ASSETS                                        78,850,219     79,782,288    80,377,659               0
                                                  =========================================================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2

CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK

                                                            MONTH ENDED: 5/31/98

                                                               FILING          MONTH           MONTH           MONTH
                                                                DATE           ENDED           ENDED           ENDED
                                                               12/3/97        12/31/97        1/31/98         2/28/98
                                                           --------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations                              1,209,386       2,137,381       1,765,503
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                                           35,238         306,240       2,851,654

                                                           --------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                          0      1,244,624       2,443,621       4,617,157

PRE PETITION INTERCOMPANY LIABILITIES                           90,708,931     90,708,931      90,708,931      90,708,931
DEFERRED REVENUE/DEFERRED INCOME                                 1,226,727      1,280,885       1,048,733       1,056,514
TOTAL OTHER PRE PETITION LIABILITIES                             2,666,165      2,274,081       2,274,081         294,367
                                                           --------------------------------------------------------------

TOTAL LIABILITIES                                               94,601,823     95,508,521      96,475,366      96,676,969
                                                           --------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                            10             10              10              10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date                               (16,280,884)   (16,280,884)    (16,280,884)    (16,280,884)
             Post Filing Date                                                    (306,780)     (1,146,193)     (2,169,772)

                                                           --------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                           (16,280,874)   (16,587,654)    (17,427,067)    (18,450,646)
                                                           -------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      78,320,949     78,920,867      79,048,299      78,226,323
                                                           =============================================================


                                                              MONTH          MONTH           MONTH           MONTH
                                                              ENDED          ENDED           ENDED           ENDED
                                                             3/31/98        4/30/98         5/31/98
                                                          -------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations             2,973,763      4,181,934       5,742,335
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                       2,945,864      3,063,958       2,757,770

                                                          -------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                5,919,627      7,245,892       8,500,105               0

PRE PETITION INTERCOMPANY LIABILITIES                         90,708,931     90,708,931      90,708,931
DEFERRED REVENUE/DEFERRED INCOME                               1,056,514      1,459,677       1,388,645
TOTAL OTHER PRE PETITION LIABILITIES                             285,142        138,445        (328,660)
                                                          -------------------------------------------------------------

TOTAL LIABILITIES                                             97,970,214     99,552,945     100,269,021               0
                                                          -------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                          10             10              10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
             Through Filing Date                             (16,280,884)   (16,280,884)    (16,280,884)
             Post Filing Date                                 (2,839,121)    (3,489,783)     (3,610,488)

                                                          -------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                         (19,119,995)   (19,770,657)    (19,891,362)              0
                                                          -------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    78,850,219     79,782,288      80,377,659               0
                                                          =============================================================

                        SUMMARY OF ACCOUNTS RECEIVABLE              FORM OPR-3

CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK

                                                            MONTH ENDED: 5/31/98


                                                                            0-30         31-60          61-90         OVER
                                                             TOTAL          DAYS          DAYS          DAYS         90 DAYS
                                                         --------------------------------------------------------------------
DATE OF FILING:   12/3/97                                    6,494,603     3,298,967      877,780       755,577     1,562,279
                  Allowance for doubtful accounts             (150,000)                                              (150,000)
                                                          --------------------------------------------------------------------
                                                             6,344,603     3,298,967      877,780       755,577     1,412,279
                                                          ====================================================================

MONTH:            12/31/97                                   6,876,561     1,785,407    2,792,314       519,172     1,779,668
                  Allowance for doubtful accounts             (150,000)                                              (150,000)
                                                          --------------------------------------------------------------------
                                                             6,726,561     1,785,407    2,792,314       519,172     1,629,668
                                                          ====================================================================

MONTH:            1/31/98                                    6,001,822     1,290,680    1,267,373     1,458,561     1,985,208
                  Allowance for doubtful accounts             (150,000)                                              (150,000)
                                                          --------------------------------------------------------------------
                                                             5,851,822     1,290,680    1,267,373     1,458,561     1,835,208
                                                          ====================================================================

MONTH:            2/28/98                                    6,051,677     1,308,292    1,019,381       572,967     3,151,037
                  Allowance for doubtful accounts             (150,000)                                              (150,000)
                                                          --------------------------------------------------------------------
                                                             5,901,677     1,308,292    1,019,381       572,967     3,001,037
                                                          ====================================================================

MONTH:            3/31/98                                    6,624,034     2,568,080    1,505,814       345,094     2,205,046
                  Allowance for doubtful accounts                    0
                                                          --------------------------------------------------------------------
                                                             6,624,034     2,568,080    1,505,814       345,094     2,205,046
                                                          ====================================================================

MONTH:            4/30/98                                    7,385,716     3,155,026      851,867       791,510     2,587,313
                  Allowance for doubtful accounts                    0
                                                          --------------------------------------------------------------------
                                                             7,385,716     3,155,026      851,867       791,510     2,587,313
                                                          ====================================================================

MONTH:                                                       7,485,882     1,810,443    2,879,549       361,683     2,434,207
                  Allowance for doubtful accounts
                                                          --------------------------------------------------------------------
                                                             7,485,882     1,810,443    2,879,549       361,683     2,434,207
                                                          ====================================================================

                       SCHEDULE OF POST PETITION LIABILITIES         FORM OPR-4

CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


                                                            MONTH ENDED: 5/31/98

                                                                        DATE     DATE      TOTAL    0-30   31-60    61-90    OVER
                                                                      INCURRED   DUE        DUE     DAYS    DAYS    DAYS    90 DAYS

                                                              ---------------------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                            NONE
            FICA-Employer's Share                                                           NONE
            FICA-Employee's Share                                                           NONE
            Unemployment Tax                                                                NONE
            State Sales & Use Tax                                                           NONE
            State            Tax                                                            NONE
            Personal Property Tax                                                           NONE

                                                                                      ---------------------------------------------
TOTAL TAXES PAYABLE                                                                            0        0      0        0        0
                                                                                      ---------------------------------------------
POST PETITION SECURED DEBT
DIP FINANCING

ACCRUED INTEREST PAYABLE
                                                                                      ---------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                               0        0      0        0        0
                                                                                      ---------------------------------------------
POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability incurred,                             2,757,770
                 but not invoiced as of the end of the period.
                                                                                      ---------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                   2,757,770        0      0        0        0
                                                                                      ---------------------------------------------
TOTAL ALL POST PETITION LIABILITIES                                                    2,757,770        0      0        0        0
                                                                                      =============================================

                           INCOME STATEMENT                          FORM OPR-5

CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK

                                                            MONTH ENDED: 5/31/98

                                                                PRE          POST         MONTH        MONTH         MONTH
                                                             PETITION      PETITION       ENDED        ENDED         ENDED
                                                              12/3/97      12/31/97      1/31/98      2/28/98       3/31/98
                                                           --------------------------------------------------------------------
NET REVENUE (INCOME)                                                        2,232,158     1,797,407    2,069,601     2,205,371
                                                           --------------------------------------------------------------------
COST OF GOODS SOLD
     Salaries & wages                                                         521,313       485,588      383,435       527,591
     Less:  Salaries & wages capitalized in fixed assets                                   (121,795)    (120,000)
     Benefits                                                                  72,866        91,573      106,745        85,236
     Bad debt expense                                                          18,625
     Cost of goods sold
     Decontamination & disposal                                                 7,870         7,870        7,870         7,870
     Disposal costs-secondary wastes                                             (378)      205,018      431,112       522,653
     Financing costs
     Insurance                                                                  9,905        20,331       20,331        20,331
     Legal services
     Materials                                                                752,418       795,840      709,052       547,077
     Office expense & supplies                                                               28,331       12,759         2,792
     Other                                                                      5,866                      1,064         1,878
     Outside services                                                         444,939       299,525      498,275
     Professional services                                                    126,443       159,132      284,046       386,411
     Rent-equipment                                                            31,509        37,565       45,179        39,401
     Rent-office/buildings                                                      4,649        10,000        5,000
     Supplies-processing                                                       18,515        15,755
     Taxes                                                                      8,000        17,119        8,000        10,393
     Telephone                                                                 10,724        11,773        2,000           260
     Transportation                                                           107,117        73,218      165,645       128,791
     Travel & entertainment                                                    22,923        21,054       24,819        48,515
     Utilities                                                                 33,512         5,474       34,099        64,629

                                                           --------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                               0    2,196,816     2,163,371    2,619,431     2,393,828
                                                           --------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                           0       35,342      (365,964)    (549,830)     (188,457)
                                                           --------------------------------------------------------------------

INTEREST EXPENSE                                                                                              50
DEPRECIATION AND AMORTIZATION                                                 342,185       473,449      473,449       480,892
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                                                       250
OTHER (INCOME) EXPENSE                                                            (63)
(GAIN) LOSS ON SALE OF ASSETS
                                                           --------------------------------------------------------------------

NET INCOME (LOSS)                                                      0     (306,780)     (839,413)  (1,023,579)     (669,349)
                                                           ====================================================================

                                                          MONTH        MONTH         MONTH         MONTH
                                                          ENDED        ENDED         ENDED         ENDED
                                                         4/30/98      5/31/98
                                                        -----------------------------------------------------
NET REVENUE (INCOME)                                      2,721,396    2,960,820
                                                        -----------------------------------------------------
COST OF GOODS SOLD
     Salaries & wages                                       490,006      630,634
     Less:  Salaries & wages capitalized in fixed assets                (160,080)
     Benefits                                               100,378      116,823
     Bad debt expense
     Cost of goods sold
     Decontamination & disposal                               7,870        7,870
     Disposal costs-secondary wastes                         26,866      846,871
     Financing costs
     Insurance                                               20,331       12,206
     Legal services
     Materials                                              905,582      466,187
     Office expense & supplies                               (1,278)      88,123
     Other                                                      353          265
     Outside services                                       745,567      187,898
     Professional services                                  330,022      140,188
     Rent-equipment                                          30,622       36,168
     Rent-office/buildings                                   10,000        5,000
     Supplies-processing
     Taxes                                                   18,768       40,250
     Telephone                                                1,529        8,904
     Transportation                                         138,760       77,439
     Travel & entertainment                                  37,894       49,869
     Utilities                                               34,880       40,769

                                                        -----------------------------------------------------
TOTAL COST OF GOODS SOLD                                  2,898,150    2,595,384             0             0
                                                        -----------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES               (176,754)     365,436             0             0
                                                        -----------------------------------------------------

INTEREST EXPENSE                                                100           50
DEPRECIATION AND AMORTIZATION                               473,808      486,091
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                        -----------------------------------------------------

NET INCOME (LOSS)                                          (650,662)    (120,705)            0             0
                                                        =====================================================

                     STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6

CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK

                                                            MONTH ENDED: 5/31/98

                                                                                                   TOTAL          TOTAL
                                                                      PRE            POST          MONTH          MONTH
                                                                   PETITION        PETITION        ENDED          ENDED
                                                                   12/1-12/2      12/3-12/31      12/31/97       1/31/98
                                                                 ---------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                                 (306,780)      (306,780)     (839,413)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                                              342,185        342,185       473,449
            Decrease (Increase)-Accounts Receivable                                 (247,442)      (247,442)      823,497
            Decrease (Increase)-Inventories                                          443,189        443,189        18,296
            Decrease (Increase)-Prepaid Expenses                                    (125,481)      (125,481)       10,620
            Decrease (Increase)-Other Assets                                               0              0       (19,427)
            Increase (Decrease)-Pre Petition Liabilities                            (392,084)      (392,084)            0
            Increase (Decrease)-Deferred revenue                                      54,158         54,158      (232,150)
            Increase (Decrease)-Post Petition Liabilities                          1,244,624      1,244,624     1,198,997

                                                                 ---------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                             0     1,012,369      1,012,369     1,433,869
                                                                 ---------------------------------------------------------
CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                                     (71,352)       (71,352)     (163,988)
            Sale of Net Fixed Assets
                                                                 ---------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                             0       (71,352)       (71,352)     (163,988)
                                                                 ---------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                                          0              0             0
            Increase (Decrease)-Shareholder Valuations                                     0              0             0

            Purchase of Treasury Stock-Preferred Shares
                                                                 ---------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                             0             0              0             0
                                                                 ---------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                         0       941,017        941,017     1,269,881

Cash and Cash Equivalents at Beginning of Period                                      66,358         66,358     1,007,375
                                                                 ---------------------------------------------------------

Cash and Cash Equivalents at End of Period                                   0     1,007,375      1,007,375     2,277,256
                                                                 =========================================================

                                                                      TOTAL         TOTAL
                                                                      MONTH         MONTH         MONTH         MONTH
                                                                      ENDED         ENDED         ENDED         ENDED
                                                                     2/28/98       3/31/98       4/30/98       5/31/98
                                                                ---------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                (1,023,579)     (669,349)     (650,662)      (120,705)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                               473,449       480,892       473,808        486,091
            Decrease (Increase)-Accounts Receivable                  (535,504)     (571,063)   (1,272,643)       356,136
            Decrease (Increase)-Inventories                            28,299      (249,222)      132,156       (262,546)
            Decrease (Increase)-Prepaid Expenses                       16,303        21,400        10,406         26,040
            Decrease (Increase)-Other Assets                           (2,194)       (2,326)            2              2
            Increase (Decrease)-Pre Petition Liabilities           (1,979,714)       (9,225)     (146,697)      (467,105)
            Increase (Decrease)-Deferred revenue                        7,780            (1)      403,162        (71,033)
            Increase (Decrease)-Post Petition Liabilities           2,173,536     1,302,470     1,326,265      1,254,213

                                                                ---------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                     (841,624)      303,576       275,797      1,201,093
                                                                ---------------------------------------------------------
CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                     (357,999)     (168,558)     (281,884)    (1,832,040)
            Sale of Net Fixed Assets
                                                                ---------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                     (357,999)     (168,558)     (281,884)    (1,832,040)
                                                                ---------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                           0             0             0              0
            Increase (Decrease)-Shareholder Valuations                      0             0             0              0

            Purchase of Treasury Stock-Preferred Shares
                                                                ---------------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                            0             0             0              0
                                                                ---------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS               (1,199,623)      135,018        (6,087)      (630,947)

Cash and Cash Equivalents at Beginning of Period                    2,277,256     1,077,633     1,212,651      1,206,564
                                                                ---------------------------------------------------------

Cash and Cash Equivalents at End of Period                          1,077,633     1,212,651     1,206,564        575,617
                                                                =========================================================

                                  CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK

                                                            MONTH ENDED: 5/31/98
                                                                          Page 1
1.   PAYROLL

         State the amount of all executive wages paid and taxes withheld and paid.

          NAME AND TITLE OF                                           DATE              WAGES PAID          TAXES WITHHELD
          EXECUTIVE                                                   PAID           GROSS       NET       DUE          PAID
          --------------------------                             -----------------------------------------------------------
          THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES
          AND OFFICERS OF MOLTEN METAL TECHNOLOGY, INC.
          ("MMT"). THESE OFFICERS DO NOT RECEIVE COMPENSATION
          FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS
          DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING
          REPORT (CASE NUMBER 97-21385-CJK).

          F. Gordon Bitter, CEO & CFO, Director
          Ethan E. Jacks, VP, General Counsel, Secretary
          Eugene Berman, Assistant Secretary
          Charles W. Shaver, President & COO, Director
          Randall Jones, Assistant Secretary
          H. W. Arrowsmith, VP Nuclear Sales & Marketing

                                                                 -----------------------------------------------------------
             TOTAL EXECUTIVE PAYROLL                                    0              0           0          0          0
                                                                 ===========================================================



2.  INSURANCE

          Is Workers' Compensation and other insurance in effect?            Yes
                                                                           -----
          Are payments current?                                              Yes
                                                                           -----
          If any policy has lapsed, been replaced or renewed, state so in the schedule below.

          Attach a copy of the new policy's binder or coverage page.

                                                                                                                       DATE
                                                       COVERAGE        POLICY     EXPIRATION       PREMIUM           COVERAGE
TYPE                       CARRIER NAME                AMOUNT          NUMBER        DATE          AMOUNT           PAID THRU
------------------------------------------------------------------------------------------------------------------------------

                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                  CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

Case name:   MMT OF TENNESSEE, INC.
Case Number: 97-21386-CJK

                                                                          PAGE 2

3.  BANK ACCOUNTS

                                         TENNESSEE     TENNESSEE      TENNESSEE
                                         OPERATING      PAYROLL        PAYROLL          TOTAL
                                       ------------------------------------------------------------
BANK NAME                               U.S. TRUST     U.S. TRUST    NATIONSBANK

ACCOUNT NUMBER                          110937851      1100937869    3001270846


BEGINNING BOOK BALANCE                  1,175,210              0         28,036       1,203,246

PLUS:    Deposits-Collections of A/R    2,395,820                                     2,395,820
         Other Receipts                                                                       0
         Loan Advances                                                                        0
                                                                                              0
LESS:    Disbursements                       (600)                                         (600)
         Payroll                                                       (418,675)       (418,675)
         Returned Checks                                                                      0
         Loan Repayments                                                                      0
                                                                                              0
OTHER:   Adjustments                      178,107                                       178,107
         Transfers In (Out)            (3,190,000)                      420,000      (2,770,000)
                                                                                              0
                                      ----------------------------------------------------------

ENDING BOOK BALANCE                       558,537              0         29,361         587,898
                                      ==========================================================



4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
             List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

             PAYMENTS TO/ON                                             AMOUNT          DATE       CHECK#
             --------------------------                             -------------------------------------
             PROFESSIONALS (ATTORNEYS,
             ACCOUNTANTS, ETC.):


                                                                         NONE

                                                                    ---------------
                                                                                 0
                                                                    ===============

             PRE-PETITION DEBTS

                                                                         NONE

                                                                    ---------------
             TOTAL PAYMENTS OF PRE-PETITION DEBTS                                0
                                                                    ===============

                                                                                                                       DATE
                                                       COVERAGE        POLICY     EXPIRATION       PREMIUM           COVERAGE
TYPE                       CARRIER NAME                AMOUNT          NUMBER        DATE          AMOUNT           PAID THRU
------------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED








                I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


                Date: 5/26/98
                      ---------


                                             Molten Metal Technology, Inc.


                                             By:/s/ F. Gordon Bitter
                                                -------------------------------
                                                F. Gordon Bitter
                                                Chief Executive Officer

                                             MMT of Tennessee, Inc.


                                             By:/s/ F. Gordon Bitter
                                                -------------------------------
                                                F. Gordon Bitter
                                                Vice President

                                             M4 Environmental, L.P.


                                             By:/s/ F. Gordon Bitter
                                                -------------------------------
                                               M4 Environmental Management, Inc.
                                               General Partner

                                             By:/s/ F. Gordon Bitter
                                                -------------------------------
                                                F. Gordon Bitter
                                                Vice President


                                             MMT Federal Holdings, Inc.


                                             By:/s/ F. Gordon Bitter
                                                -------------------------------
                                                F. Gordon Bitter
                                                Vice President

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A




==========================================================================================
        CARRIER NAME & ADDRESS                            TYPE                  BROKER

==========================================================================================

Commerce & Industry Insurance Co.       General Liability                         Aon
70 Pine Street                          Automobile Liability                      Aon
New York, NY   10270                    Excess Liability - 1st layer              Aon


New Hampshire Insurance Co.             Workers Compensation                      Aon
70 Pine Street                          Workers Compensation - CA                 Aon
New York NY  10270                      Employers' Liability                      Aon


American International Specialty        Pollution Liability - MA/TN               Aon
   Line Insurance Co.                   Pollution Liability - TX                  Aon
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company        Fidelity                                  Aon
P.O. Box 91394                          Fiduciary                                 Aon
Chicago, IL   60693

Executive Risk Indemnity Company        Directors & Officers Liability            Aon
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                 Foreign Liability                         Aon
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.          Property                                  Aon
Allendale Park
Johnston, RI  02919

American Nuclear Insurers               Nuclear All Risk Property                 J&H/M&M
Town Center                             Nuclear Liability Facility Form - TN      J&H/M&M
29 South Main Street                    Master Worker Certificate - TN            J&H/M&M
West Hartford, CT 06107

=============================================================================================================
        CARRIER NAME & ADDRESS        LIMITS         POLICY       EXPIRATION    PREMIUM            PAID
                                                     NUMBER          DATE                          THRU
=============================================================================================================

Commerce & Industry Insurance Co.     $ 1,000,000    340-94-76    12/3/98     $ 53,000        Current
70 Pine Street                        $ 1,000,000    766-56-11    12/3/98     $  3,540        Current
New York, NY   10270                  $20,000,000    606-23-31    12/3/98     $ 43,185        Current
                                      excess of $1M

New Hampshire Insurance Co.           Statutory      WC588-59-75   12/3/98     $111,250        Current
70 Pine Street                        Statutory      WC588-59-77   12/3/98     $    753        Current
New York NY  10270                    $ 1,000,000    WC588-59-75   12/3/98       inclu.        Current
                                                     and -77[CA]

American International Specialty      $ 3,000,000     8199951      12/3/98     $ 28,342        Current
   Line Insurance Co.                 $ 1,000,000     8199950      12/3/98     $ 16,919        Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company      $   500,000    751-118812-9   5/9/99     $  6,000        Current
P.O. Box 91394                        $ 2,000,000    751-118834-9   5/9/99     $  6,000        Current
Chicago, IL   60693

Executive Risk Indemnity Company      $10,000,000   751-091628-9    1/19/99    $350,000        Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies               $ 1,000,000   PST 00 9648288   2/1/99    $  2,000        Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.        $147,000,000      CC626       12/2/98    $170,000        Current
Allendale Park                           Blanket
Johnston, RI  02919

American Nuclear Insurers             $ 45,000,000      98262       1/1/99     $ 97,500        Current
Town Center                           $ 50,000,000     NF-0338      12/31/98   $124,215        Current
29 South Main Street                  $200,000,000     NW-0235      12/31/98   $    550      Not yet invoiced
West Hartford, CT 06107                Shared Agg.

                   MOLTEN METAL TECHNOLOGY INSURANCE SCHEDULE
                                   EXHIBIT A


=============================================================================================================
        CARRIER NAME & ADDRESS                            TYPE                  BROKER        LIMITS

=============================================================================================================


                                        Nuclear Supplier's & Transp.              J&H/M&M     $ 15,000,000
                                        Nuclear Liability Facility Form - SC      J&H/M&M     $ 10,000,000
                                        Nuclear Foreign Supplier's & Transp.      J&H/M&M     $ 10,000,000
                                        Master Worker Certificate - SC            J&H/M&M     $200,000,000
                                                                                               Shared Agg.
                                        Nuclear Facility Liability - Comm. Park   J&H/M&M     $ 10,000,000
                                        Master Worker Certificate - Comm. Park    J&H/M&M     $200,000,000
                                                                                                Shared Agg.

American International Specialty        Pollution Legal and Closure/Post Closure  J&H/M&M     $ 3,000,000
   Lines Ins. Co.                                                                             Pollution Legal
Harborside Financial Center                                                                   $ 3,400,000
401 Plaza 3                                                                                   Closure
Jersey City, NJ   07311



=============================================================================================
        CARRIER NAME & ADDRESS       POLICY       EXPIRATION    PREMIUM            PAID
                                     NUMBER          DATE                          THRU
=============================================================================================


                                       NS-0539      12/31/98   $  8,670        Current
                                       NF-0329      12/31/98   $ 13,590        Current
                                         TBD        12/31/98        TBD      Based on Foreign Sales
                                       NW-0237      12/31/98   $    550      Not yet invoiced

                                       NF-0337      12/31/98   $ 39,568         Current
                                       NW-0234      12/31/98   $    550       Not yet invoiced


American International Specialty       8183013      10/15/00   $ 94,400        Current
   Lines Ins. Co.                                 Poll. Legal
Harborside Financial Center                          12/7/00    $425,000        Current
401 Plaza 3                                        Closure
Jersey City, NJ   07311


Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

======================================================================================================
        CARRIER NAME & ADDRESS                  TYPE                            CO          LIMITS
                                                                              ENTITY
======================================================================================================
Blue Cross & Blue Shield of RI          Full Coverage Medical                    MMT
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                       Self Funded Dental                       MMT
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.           Employee Funded-Supplemental Life        MMT TN
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Medical Stop Loss and Life Insurance     MMT TN
10159 Wayzata Boulevard                 Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services       Self Funded Medical Claims               MMT &
10159 Wayzata Boulevard                                                          MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                     Employee Funded Long Term Disability     MMT

==============================================================================================
        CARRIER NAME & ADDRESS                  EXPIRATION       PREMIUM            PAID
                                                   DATE                            THRU
==============================================================================================
Blue Cross & Blue Shield of RI                  5/1-5/31/98     $10,622        Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                               5/1-5/31/98        None        Current
PO Box 5-0198                                                                  Current
Woburn, MA 01815-0198                                                          Current


Fortis Benefits Insurance Co.                   5/1-5/31/98     $ 1,968        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.                   5/1-5/31/98     $ 1,185        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services               5/1-5/31/98     $10,960        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services               5/1-5/31/98     $ 8,231        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services               5/1-5/31/98     $50,000        Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


UNUM Life Insurance                             5/1-5/31/98     $ 1,951        Current

                   Molten Metal Technology Insurance Schedule
                                   Exhibit A

======================================================================================================
        CARRIER NAME & ADDRESS                  TYPE                            CO          LIMITS
                                                                              ENTITY
======================================================================================================


PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                     Short Term Disability                    MMT
2211 Congress Street
Portland, ME 04122

==============================================================================================
        CARRIER NAME & ADDRESS                  EXPIRATION       PREMIUM            PAID
                                                   DATE                            THRU
==============================================================================================

PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                          5/1-5/31/98        $ 2,110        Current
2211 Congress Street
Portland, ME 04122